UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

_____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 12, 2005

Date of report (Date of earliest event reported)

TTM TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

WASHINGTON

(State or other jurisdiction of incorporation)

0-31285	91-1033443
(Commission File Number)	(IRS Employer Identification Number)

2630 SOUTH HARBOR BOULEVARD

SANTA ANA, CALIFORNIA

92704

(Address of Principal Executive Offices) (Zip Code)

(714) 327-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[       ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[       ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[                    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

                          (17 CFR 240.14d-2(b))

[                    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

                          (17 CFR 240.13e-4(c))

Item 7.01.              Regulation FD Disclosure.

                        The Company is furnishing this Report on Form 8-K pursuant to Regulation FD in connection with the disclosure of textual information from a slide show presentation given at the Piper Jaffray 7th Annual Technology Conference on May 12, 2005.

                        The information in this Report on Form 8-K (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.  This Report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

                        The Company does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in the Company’s expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

                        The information included with this Report includes graphic images or slides used in the presentation.  These slides will also be available for viewing at our website located at www.ttmtech.com, although we reserve the right to discontinue that availability at any time.

        The information in this Report includes references to “EBITDA.” EBITDA means earnings before interest expense, income taxes, depreciation and amortization.  We present EBITDA to enhance the understanding of our operating results.  EBITDA is a key measure we use to evaluate our operations.  In addition, we provide our EBITDA because we believe that investors and securities analysts will find EBITDA to be a useful measure for evaluating our operating performance and comparing our operating performance with that of similar companies that have different capital structures and for evaluating our ability to meet our future debt service, capital expenditures and working capital requirements.  However, EBITDA should not be considered as an alternative to cash flows from operating activities as a measure of liquidity or as an alternative to net income as a measure of operating results in accordance with accounting principles generally accepted in the United States.

Item 9.01.              Financial Statements and Exhibits

                (a)           Financial Statements of Business Acquired.

                                Not applicable.

                (b)           Pro Forma Financial Information.

                                Not applicable.

                (c)           Exhibits.

Exhibit 99.1.                                 Slides presented at the Piper Jaffray 7th Annual Technology Conference on May 12, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TTM TECHNOLOGIES, INC.

Date: May 12, 2005	By:	/s/ Stacey M. Peterson
Stacey M. Peterson
Chief Financial Officer

EXHIBIT INDEX

99.1         Slides presented at the Piper Jaffray 7th Annual Technology Conference on May 12, 2005.